UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-21720

              Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

              150 Motor Parkway, Suite 205, Hauppuage, NY    11788

(Address of principal executive offices)               (Zip code)

              Emile Molineaux, Gemini Fund Services, LLC.

              150 Motor Parkway, Suite 205, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:         631-470-2616

Date of fiscal year end:  1/31

Date of reporting period:1/31/06

Item 1.  Reports to Stockholders.

JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP: 665 37T 109

Shareholder Services toll free 1-877-560-6823

www.jacobsandcompany.com

Annual Report

   January 31, 2006

Dear Shareholder:

Following our change of administrators at mid-year and the maintaining of our more market positive positions, the performance of the portfolio improved.  We have maintained our 60% maximum weighting in equities and continue to concentrate on the quality of our stock selections as well as our defensive posture for the fixed income portion of the portfolio. United Technologies, General Electric, Honeywell and Caterpillar remain core holdings of the Fund.   As interest rates continued to rise we lessened our holdings of regional banks and moved deeper into the energy sector.

                 Looking ahead, we believe the companies held in the Fund's portfolio will report solid and improved earnings.  Our energy holdings have increased as energy demand continues to outstrip supply. Peabody and Arch Coal are becoming core holdings in the equity portion of the fund. The addition of royalty trusts in oil , gas and coal have provided steady and increased cash flow for shareholders.   We still maintain our Williams Company equity position that converted from a preferred stock to a common stock primarily focused on the natural gas sector.

                 We continue to acquire GNMAs for the fixed income portion of the Fund's portfolio.  GNMAs continue to be our largest core fixed income investments with coupons ranging from 6 1/2-7%.   We believe that we may be able to add GNMAs with higher coupons over the course of the year.  The fixed income portion of our portfolio also includes Lyondel Chemical Company, a corporate bond with a coupon of 10.875% and a strengthening balance sheet .  These are the characteristics we look for, along with short er maturities , to make up the balance of our fixed income portfolio.

Our portfolio turnover was significantly lower this year at 148% , and we expect turnover to continue to move lower over the course of the year.    We believe o ur investment strategies, including our increased focus on energy, are providing tremendous support for the portfolio.  The GNMAs should contribute to our portfolio's defensive posture if interest rates inch slowly higher.  We believe our portfolio is well positioned to achieve our objectives for the foreseeable future, and we remain confident in the health and vitality of the financial markets over the long term.

While the Fund's shareholder base, which has included several collateral accounts of insurance companies, has somewhat diminished over the course of last year due to the troubled state of the insurance and surety industry, we believe this trend will reverse itself in the second half of 2006 and assets should begin growing at an accelerated pace. If this occurs , operating expenses and costs of managing and administering the mutual fund should continue to lessen with the combination of new shareholders and our new administrator.

                 As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us.  Thank you again for allowing us to help you achieve your investment objectives

Sincerely,

John M. Jacobs

March 2006

Portfolio holdings may not be representative of the fund's current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice.

JACOBS & COMPANY MUTUAL FUND

Growth of $10,000 Investment Since Inception

Average Annual Total Returns 1

	Fund	Lipper Balanced Fund Index	S&P 100 Index	Bloomberg/EFFAS Bond Index, U.S. Gov’t 5-7 Years
One Year	6.77%	9.12%	4.65%	1.05%
Since Inception (6/11/01)	(0.57)%	4.34%	(0.57)%	5.31%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-560-6823.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.

1 Average Annual Total Return represents the average change in account value over the periods indicated.

The Lipper Balanced Fund Index is an unmanaged, net asset value-weighted index of the 30 largest balanced mutual funds.

The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue chip stocks across various industries.

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets.  Indices are grouped by country and maturity sectors.  Bloomberg computes daily returns and index characteristics for each sector.

The since inception return and valuation calculations for the Lipper Balanced Fund Index are for the period 6/1/01-1/31/06.

JACOBS & COMPANY MUTUAL FUND

ALLOCATION OF PORTFOLIO ASSETS- January 31, 2006 (Unaudited)

EXPENSE EXAMPLE- January 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/1/05-1/31/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	8/1/05	1/31/06	8/1/05-1/31/06*
Actual	$1,000.00	$1,013.94	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365  days to reflect the one-half year expense.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS - January 31, 2006
Shares	COMMON STOCKS- 50.01%	Market Value
	Aerospace/Defense - 6.54%
1,500	Honeywell International, Inc. #	$ 57,630
5,000	United Technologies Corp. #	291,850
		349,480
	Coal - 2.24%
2,000	International Coal Group, Inc.*	20,240
1,000	Peabody Energy Corp.#	99,510
		119,750
	Commercial Banks - 2.91%
2,000	North Fork Bancorp., Inc.	51,440
4,000	South Financial Group, Inc.	104,320
		155,760
	Energy Equipment & Services - 2.97%
7,900	KFX, Inc.*#	158,711

	Food Products - 1.40%
2,575	Tootsie Roll Industries, Inc.	74,804

	Industrial Conglomerates - 4.59%
7,500	General Electric Co.	245,625

	Machinery - 3.81%
3,000	Caterpillar, Inc. #	203,700

	Minerals - 3.46%
500	Natural Resource Partners LP	26,990
3,000	Natural Resource Partners LP- Subordinated	157,800
		184,790
	Mining - 2.25%
1,000	Arch Coal, Inc. #	86,720
5,000	National Coal Corp.*	33,750
		120,470
	Multimedia - 0.66%
2,000	Time Warner, Inc.	35,060

	Oil & Gas - 9.14%
5,000	Permian Basin Royalty Trust	81,050
2,700	San Juan Basin Royalty Trust	121,716
12,000	The Williams Companies, Inc. #	286,080
		488,846
	Pharmaceuticals - 1.61%
4,500	Schering-Plough Corp. #	86,175

	Semiconductor & Semiconductor Equipment - 3.98%
2,000	Cypress Semiconductor Corp.*#	33,860
8,400	Intel Corp.	178,668
		212,528
	Telecommunication Equipment - 0.25%
5,000	Lucent Technologies, Inc.*	13,200

	Telephone - Integrated - 2.64%
12,000	Valor Communications Group, Inc.	141,480

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS - January 31, 2006 (Continued)
Shares		Market Value
	Telecommunication Services - 0.71%
3,000	Consolidated Communications Holdings, Inc.	$ 38,010

	Wireless Equipment - 0.85%
2,000	Motorola, Inc.	45,420

	TOTAL COMMON STOCKS (Cost $2,402,453)	2,673,809

Principal
Amount	U.S. GOVERNMENT AGENCY- 36.73%

	Federal Home Loan Mortgage Company- 1.33%
$ 79,180	5.215%^, 03/15/2034	70,752

	Government National Mortgage Association- 35.40%
429,742	6.50%, 03/15/2024	450,591
427,163	6.50%, 07/15/2024	447,980
232,533	6.75%, 01/15/2028	242,726
441,187	7.00%, 06/15/2029	463,745
274,749	6.50%, 09/15/2032	287,673
		1,892,715

	TOTAL U.S. GOVERNMENT AGENCY (Cost $1,987,152)	1,963,467

	CORPORATE BONDS - 3.68%

	Chemicals - 3.68%
189,000	Lyondell Chemical Co., 10.875%, 05/01/2009	196,560

	TOTAL CORPORATE BONDS (Cost $195,752)	196,560

Shares	SHORT-TERM INVESTMENTS - 4.86%
260,000	Bank of New York Hamilton Fund, Premier Shares	260,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $260,000)

	Total Investments in Securities
	(Cost $4,845,357) - 95.28%	$ 5,093,836
	Call Options Written - (1.37)%	(73,280)
	Cash and Other Assets in Excess of Liabilities - 6.09%	325,803
	Net Assets - 100.00%	$ 5,346,359

* Non-income producing security.
# Security is subject to written call option.
^ Variable rate security. Rate shown is the rate in effect on January 31, 2006.

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF CALL OPTIONS WRITTEN- January 31, 2006
Contracts*	Underlying Security/Expiration Date/Exercise Price	Market Value
	Arch Coal, Inc.
10	Expiration April 2006, Exercise Price $85.00	$ 7,700
	Caterpillar, Inc.
15	Expiration March 2006, Exercise Price $67.50	3,975
15	Expiration February 2006, Exercise Price $60.00	12,000
	Cypress Semiconductor Corp.
20	Expiration June 2006, Exercise Price $17.50	3,100
	Honeywell International, Inc.
15	Expiration March 2006, Exercise Price $37.50	2,400
	KFX, Inc.
79	Expiration June 2006, Exercise Price $22.50	15,405
	Peabody Energy Corp.
10	Expiration June 2006, Exercise Price $95.00	12,600
	Schering-Plough Corp.
45	Expiration February 2006, Exercise Price $20.00	675
	The Williams Companies, Inc.
60	Expiration February 2006, Exercise Price $25.00	1,800
60	Expiration May 2006, Exercise Price $25.00	9,000
	United Technologies Corp.
25	Expiration May 2006, Exercise Price $60.00	4,625
	Total Call Options Written (Proceeds $69,573)	$ 73,280

*Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF ASSETS AND LIABILITIES - January 31, 2006

ASSETS
Investments in securities, at value
(identified cost $4,845,357)	$5,093,836
Cash	531,689
Receivables
Securities sold	3,060
Dividends and interest	23,441
Due from Advisor	14,127
Prepaid expenses	5,145
Total assets	5,671,298

LIABILITIES
Call options written, at value (proceeds $69,573)	73,280
Payables
Securities purchased	211,477
Distribution fees	1,161
Other accrued expenses	39,021
Total liabilities	324,939

NET ASSETS	$5,346,359

Net asset value, offering and redemption price per share
[$5,346,359 / 598,786 shares outstanding;
unlimited number of shares
(par value $0.01) authorized]	$8.93

COMPONENTS OF NET ASSETS
Paid-in capital	$6,705,231
Undistributed net investment income	5,314
Accumulated net realized loss on investments	(1,608,958)
Net unrealized appreciation/(depreciation) of:
Investments	248,479
Options written	(3,707)
NET ASSETS	$5,346,359

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF OPERATIONS - For the Year Ended January 31, 2006

INVESTMENT INCOME
Income
Dividends (net of $155 in foreign taxes)	$79,830
Interest	106,740
Total income	186,570

Expenses
Advisory fees	56,676
Custody fees	40,174
Administration fees	26,418
Fund accounting fees	24,963
Transfer agent fees	19,316
Legal fees	18,443
Audit fees	15,002
12b-1 fees	14,169
Registration fees	12,144
Chief Compliance Officer Fees	10,417
Shareholder reporting	3,718
Trustees' fees	3,045
Insurance fees	2,520
Other	523
Total expenses	247,528
Less: fee waiver/expense reimbursement	(134,202)
Net expenses	113,326
Net investment income	73,244

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain/(loss) from:
Investments	563,497
Option contracts written	(205,791)
357,706
Net change in unrealized appreciation/
(depreciation) on:
Investments	(100,423)
Option contracts written	38,461
(61,962)
Net realized and unrealized gain on investments	295,744
Net Increase in Net Assets
Resulting from Operations	$368,988

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF CHANGES IN NET ASSETS

			Year	Year
			Ended	Ended
			January 31,	January 31,
			2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income			$73,244	$100,718
Net realized gain (loss) on investments
and option contracts written			357,706	(83,385)
Net change in unrealized
depreciation on investments
and option contracts written			(61,962)	(161,570)
Net increase (decrease) in net assets
resulting from operations			368,988	(144,237)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ($0.12 and $0.27			(71,964)	(245,450)
per share, respectively)
Total distributions to shareholders			(71,964)	(245,450)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net decrease in net assets
derived from net change
in outstanding shares (a)			(1,183,520)	(3,138,347)
Total decrease in net assets			(886,496)	(3,528,034)

NET ASSETS
Beginning of year			6,232,855	9,760,889
End of year			$5,346,359	$6,232,855

Includes undistributed net investment income of:			$5,314	$-

(a) A summary of share transactions is as follows:

	Year		Year
	Ended		Ended
	January 31, 2006		January 31, 2005

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	59,472	$521,758	129,280	$1,086,015
Shares issued
for reinvestment
of distributions	8,224	71,964	28,424	242,740
Shares redeemed	(204,068)	(1,777,242)	(523,821)	(4,467,102)
Net decrease	(136,372)	$(1,183,520	(366,117)	$(3,138,347)

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Year		Year	Year	Year	June 11, 2001*
	Ended		Ended	Ended	Ended	Through
	January 31,		January 31,	January 31,	January 31,	January 31,
	2006		2005	2004	2003	2002

Net asset value,
beginning of period	$8.48		$8.86	$9.20	$10.18	$10.00

Income from
investment operations:
Net investment income	0.11	^	0.13	0.16	0.13	0.06
Net realized and unrealized
gain (loss) on investments	0.46	^	(0.24)	(0.33)	(0.98)	0.21
Total from investment operations	0.57		(0.11)	(0.17)	(0.85)	0.27

Less distributions:
From net investment income	(0.12)		(0.27)	(0.17)	(0.13)	(0.07)
From net realized gain
on investments	-		-	-	-	(0.02)
Total distributions	(0.12)		(0.27)	(0.17)	(0.13)	(0.09)

Net asset value,
end of period	$8.93		$8.48	$8.86	$9.20	$10.18

Total return #	6.77%		(1.23%)	(1.89%)	(8.39%)	2.74%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$5,346		$6,233	$9,761	$11,532	$9,931
Ratio of expenses to
average net assets:
Before expense
reimbursement	4.37%		3.27%	2.78%	3.54%	5.96%**
After expense
reimbursement	2.00%		2.00%	2.00%	2.00%	2.00%**
Ratio of net investment
income to average net assets:
After expense
reimbursement	1.29%		1.21%	1.58%	1.50%	1.57%**
Portfolio turnover rate	148.8%		181.0%	323.9%	190.7%	49.7%+

^Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
*Commencement of operations.
+Not annualized.
**Annualized.
#Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS- January 31, 2006

NOTE 1 – ORGANIZATION

The Jacobs & Company Mutual Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on June 11, 2001, as a series of Advisors Series Trust, and was reorganized as a series of the Trust on July 15, 2005, pursuant to shareholder approval as specified below under Additional Information.  The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital.  The Advisor seeks to achieve its objective by investing in a combination of equity and fixed-income securities.  In selecting equity securities for the Fund, the Advisor seeks growth stocks of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history.  In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk.  Covered call options will be written on equity securities to enhance total return and provide additional protection during corrections and consolidations in the equity markets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  Short-term investments are valued at amortized cost, which approximates market value.

B.   Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.   Securities Transactions, Dividend Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Discounts and premiums on securities purchased are amortized over the life of the respective security.  Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.   Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.   Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS- January 31, 2006 (Continued)

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

F.    Indemnification . The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

G.    Reclassification of Capital Accounts .  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended January 31, 2006, the Fund increased undistributed net investment income by $4,034, increased accumulated net realized loss on investments by $4,911 and increased paid-in-capital by $877.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jacobs & Company (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended January 31, 2006, the Fund incurred $56,676 in advisory fees before the waiver and reimbursement described below ..

               The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses, for an indefinite period, so that its ratio of annual expenses to average net assets will not exceed 2.00%.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations.  For the year ended January 31, 2006, the Advisor absorbed expenses of $ 134,202 ; no amounts were reimbursed to the Advisor.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.   Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $ 610,695 at January 31, 2006 , and will expire as follows:

Year	Amount
2007	$287,845
2008	$ 188,648
2009	$ 134,202

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended January 31, 2006, the Fund paid the Distribution Coordinator $14,169.

Gemini Fund Services, LLC (the “Administrator”) serves as the administrator, fund accountant and transfer agent of the Fund.  For providing administrative services to the Fund, the Administrator receives a monthly fee calculated at an annual rate of 0.10% of the first $100 million of the Fund’s average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements.  For providing fund accountant services, the Administrator receives from the Fund a monthly fee calculated at an annual rate of 0.02% on average daily net assets between $25 million and $100 million, and at reduced rates thereafter, subject to certain minimum requirements, plus out-of-pocket expenses.  For providing transfer agent services, the Administrator receives a minimum monthly or per account fee plus certain transaction fees, plus out-of-pocket expenses.

Aquarius Fund Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

            Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.

A Trustee and c ertain officers of the Trust are officers of the Administrator and FCS and/or affiliates of the Distributor.

NOTE 4 – OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended January 31, 2006, were as follows:

                                                                       Number of            Premiums

                                                                      Contracts             Received

Options outstanding, beginning of year           317             $         85,807

Options written                                                    3,030                     544,181

Options exercised                                                (194)                  (40,696)

Options expired                                                   (104)                     (9,205)

Options closed                                                  (2,695)                (510,514)

Options outstanding, end of year                       354              $      69,573

NOTE 5 – INVESTMENT TRANSACTIONS

During the year ended January 31, 2006, the aggregate purchases and sales of securities (excluding short-term investments) were:

                                                   Purchases                         Sales

Long Transactions                      $ 8,270,215               $ 10,033,253

As of January 31, 2006 , the cost basis along with the net unrealized appreciation and depreciation on investment securities for federal income tax purposes were as follows:

            Cost of investments                                      $ 4,987,841

               Gross unrealized appreciation                                      $     308,387

               Gross unrealized depreciation                                           (202,392)

Net unrealized appreciation

  on investments                                                            $     105,995

Net unrealized depreciation

  on options written                                                        $     (3,707)

NOTE 6 – TAX INFORMATION

          Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and straddle losses ..

 As of January 31, 200 6 , the components of capital on a tax basis were as follows:

              Undistributed ordinary income                    $        134,531

               Undistributed long-term capital gain                                                —

               Total distributable earnings                                            $       134,531

               Other accumulated gains / (losses)                                    (1,595,690)

               Total accumulated earnings / (losses)                           $ (1,461,159)

          The Fund had a capital loss carryforward of $ 1,595,690 as of January 31, 200 6 , of which $ 24,644 expires in 2011 , $1,385,715 expires in 2012, and $185,331 expires in 2013.

          The tax character of distributions paid during the years ended January 31, 200 6 and 200 5 were as follows:

	200 6	200 5
Ordinary Income	$ 71,964	$ 245,450

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Jacobs & Company Mutual Fund

We have audited the accompanying statement of assets and liabilities of Jacobs & Company Mutual Fund, a series of Northern Lights Fund Trust (the “Trust”), including the schedule of investments, as of January 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended    These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.   The financial highlights for the year ended January 31, 2003 and the period June 11, 2001 through January 31, 2002 were audited by other auditors whose report dated March 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 17, 2006

JACOBS & COMPANY MUTUAL FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Age Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan (60) Trustee Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation Other Directorships: AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.	1

Anthony J. Hertl (55)

Trustee

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.

Other Directorships:AdvisorOne Funds; Satuit Capital Management Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.

1
Gary Lanzen (51) Trustee President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. Other Directorships: AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.	1

JACOBS & COMPANY MUTUAL FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Interested Trustees and Officers

Name, Age Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
Michael Miola** (53) Trustee Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Fund Compliance Services, LLC and Gemini Hedge Fund Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001). Other Directorships: AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.	1
Michael Wagner (55) 450 Wireless Blvd. Hauppauge, NY 11788 President President and Manager, Gemini Fund Services, LLC; Chief Operating Officer and Manager of Fund Compliance Services, LLC and GemCom, LLC. Director of Constellation Trust Company.	1
Wendy Wang (35) 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer Vice President of Fund Compliance Services, LLC since September 2004; Associate Director (2003-2004) and Vice President (1996-2003) of Bear Stearns & Companies, Inc.	1
Emile R. Molineaux (42) 450 Wireless Blvd. Hauppauge, NY 11788 Secretary General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)	1

JACOBS & COMPANY MUTUAL FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Interested Trustees and Officers, Continued

Name, Age Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
Andrew Rogers (36) 450 Wireless Blvd. Hauppauge, NY 11788 Treasurer Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-Present); President, Fund Compliance Services, LLC; President, GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998-2001).	1

*The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Jacobs & Company Mutual Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

**Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with  Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-560-6823.

Results of Special Meeting of Shareholders

On July 15, 2005, a Special Meeting of Shareholders of Jacobs & Company Mutual Fund (the “Fund”) was held and the following matter was voted upon:

(1) Approval of a Plan of Reorganization of the Fund into a newly formed series of Northern Lights Fund Trust.

FOR                                    AGAINST                                  ABSTAIN

467,879                                      0                                                 0

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-560-6823 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-560-6823.

Advisor

J acobs & Company

300 Summers Street, Suite 970

Charleston, WV 25301

www.jacobsand company.com

Distributor

Aquarius Fund Distributors, LLC

1005 South 107th Avenue, Suite 201

Omaha, NE 68114

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103-3638

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202-4089

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-560-6823.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)         Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)         Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;

(4)         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)         Accountability for adherence to the code.

(c)         Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)         The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

              FY 2006                         $ 13,800

              FY 2005                         $ 13,500

(b)         Audit-Related Fees

              FY 2006                         $        0

              FY 2005                         $        0

              Nature of the fees:

(c)         Tax Fees

              FY 2006                         $ 2,200

              FY 2005                         $ 2,000

              Nature of the fees:         Preparation of federal and state tax returns and review of annual dividend calculations.

(d)         All Other Fees

                                                     Registrant          Adviser

              FY 2006                         $         0             $         0

              FY 2005                         $         0             $         0

              Nature of the fees:

(e)         (1)         Audit Committee’s Pre-Approval Policies

                            The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)         Percentages of 2006 Services Approved by the Audit Committee

                                                                  Registrant          Adviser

Audit-Related Fees:             0%                    0%

Tax Fees:                            0%                    0%

All Other Fees:                    0%                    0%

(f)          During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                     Registrant                                                 Adviser

              FY 2006                         $ 2,200                                                     $ N/A

              FY 2005                         $ 2,000                                                     $ N/A

(h)         Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2006.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)    Not applicable.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

              /s/ Michael J. Wagner

       Michael J. Wagner, President

Date                   4/10/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

              /s/ Michael J. Wagner

        Michael J. Wagner, President

Date                   4/10/06

By (Signature and Title)

              /s/ Andrew Rogers

       Andrew Rogers, Treasurer

Date                   4/10/06